SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8 - K


             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                April 11, 2003
                                                                --------------

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                             22-3410353
        --------                                             ----------
(State or other jurisdiction                              (I.R.S. Employer
       of incorporation)                                 Identification No.)

                                240 Route 10 West
                              Whippany, N.J. 07981
                                 (973) 887-5300
                              --------------------
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)





                                                               Page 1 of 5
                                                   Exhibit Index on Page 4

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.     A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.


ITEM 9.  REGULATION FD DISCLOSURE

On April 11, 2003, Suburban Propane Partners, L.P. (the "Partnership") issued a press release (the "Press Release") announcing the Partnership's Fiscal 2003 Second Quarter Results Conference Call. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUBURBAN PROPANE PARTNERS, L.P.

April 11, 2003                         By:  /s/  Janice G. Meola
                                            -----------------------
                                            Name:  Janice G. Meola
                                            Title: General Counsel & Secretary

                                    EXHIBITS


Exhibit No.                           Exhibit
-----------                           -------

99.1                                  Press Release dated April 11, 2003